PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2016	2017

Buildings	897	959
Furniture, fixture and equipment	6,967	9,475
Leasehold improvement	37,884	52,565
Motor vehicles	819	977

Total	46,567	63,976
Less: Accumulated depreciation	(17,156)	(23,813)

	29,411	40,163